                                                                   EXHIBIT 10(I)

                           SHELL DEVELOPMENT COMPANY
                        A DIVISION OF SHELL OIL COMPANY

ONE SHELL PLAZA
P. O. BOX 2463
HOUSTON, TEXAS 77252-2463

L. L. SMITH
VICE PRESIDENT
SAFETY, ENVIRONMENT & TECHNOLOGY
SHELL OIL COMPANY

                                                              Our Ref: STVP LGVP

Shell Internationale Research Maatschappij, B. V.
P. O. Box 162
30 Carel van Bylandtlaan
The Hague 2076, The Netherlands

SUBJECT: AGREEMENT FOR RESEARCH SERVICES

Gentlemen:

This refers to the Agreement dated January 1, 1960, between our companies entitled "Agreement for Research Services," as amended.

Programs and budget for the year 1995 having been exchanged in accordance with paragraph 9 of said Agreement, and the parties having agreed to the factors referred to in subparagraph 10 (c) (iii), we now wish to confirm our understanding with you that said Agreement, as amended, shall be continued for the calendar year 1995, with the amount of the monthly payment to be determined and paid according to the terms of said Agreement.

Please indicate your concurrence to the continuation of the said Agreement on the basis indicated above by executing both of the executed letters enclosed and returning one of them to us and retaining the other for your files.

                                          Yours very truly,

                                          SHELL OIL COMPANY

                                          By        /s/ L. L. Smith
                                             ------------------------------
                                                        L. L. Smith

Accepted and Agreed to:

                    The Hague, 13 December, 1994

Shell Internationale Research Maatschappij, B. V.

                    By    /s/  J. R. Street             /s/  C. T. Leenders
                       ------------------------     ---------------------------
                               J. R. Street                  C. T. Leenders

                                       57